Intangible assets - Goodwill	12 Months Ended
Dec. 31, 2019
Intangible assets - Goodwill [Abstract]
Intangible assets - Goodwill

13.   Intangible assets - Goodwill

Goodwill is the difference between the acquisition cost and the Bank's participation in the net fair value of assets, liabilities and contingent liabilities of the acquired company. When the difference is negative (negative goodwill), it is recognized immediately through income statement. In accordance with IFRS 3 Business Combinations, goodwill is stated at cost and is not amortized but tested annually for impairment or whenever there is an evidence of reduction on the recoverable value of the cash generating unit to which the goodwill was allocated. Goodwill is recognized at cost considering the accumulated  impairment losses. Impairment losses related to goodwill are not reversible. Gains and losses related to the sale of an entity include the carrying amount of goodwill relating to the entity sold.

The goodwill recorded is subject to impairment test (note 2.o.i) and has been allocated according to the operating segments (note 45).

Based on the assumptions described bellow, no impairment loss was recognized for goodwill at December 31, 2019, 2018 and 2017.

Thousand of reais	2019	2018	2017

Breakdown
Banco ABN Amro Real S.A. (Banco Real)	27,217,565	27,217,565	27,217,565
Olé Consignado (Current Company name of Banco Bonsucesso Consignado)	62,800	62,800	62,800
Super Pagamentos e Administração de Meios Eletrônicos Ltda. (Super)	13,050	13,050	13,050
Banco PSA Finance Brasil S.A.	1,557	1,557	1,557
Getnet Adquirência e Serviços para Meios de Pagamento S.A. (Santander Getnet)	1,039,304	1,039,304	1,039,304
Return Capital Serviços de Recuperação de Créditos S.A. (Current Company name of Ipanema Empreendimentos e Participações S.A.)	24,346	27,630	28,120
Santander Brasil Tecnologia S.A.	16,382	16,382	-
Others	-	-	1,860
Total	28,375,004	28,378,288	28,364,256

	Commercial Banking
	2019	2018	2017
Main assumptions:
Basis of determining recoverable amounts	Value in use: cash flows
Period of the projections of cash flows (1)	5 years	5 years	5 years
Growth rate perpetual (1)	4.8%	5.1%	8.3%
Discount rate (2)	12.5%	13.6%	14.6%

(1) The projections of cash flow are prepared using Management´s growth plans and internal budget, based on historical data, market expectations and conditions such as industry growth, interest rate and inflation.

(2) The discount rate is calculated based on the capital asset pricing model (CAPM). The discount rate before tax is 17.78% (2018 - 19.33% and 2017 - 20.42%).

Thousand of reais	2019	2018	2017

Balance at beginning of the year	28,378,288	28,364,256	28,355,039
Additions (loss):
BW Guirapá (Note 3.c)	-	-	(22,320)
Banco PSA Finance Brasil S.A.	-	-	1,557
Return Capital Serviços de Recuperação de Créditos S.A. (current name of Ipanema Empreendimentos e Participações S.A.)	(3,284)	(490)	28,120
Produban Serviços de Informática S.A.	-	16,382	-
Others	-	(1,860)	1,860
Balance at end of the year	28,375,004	28,378,288	28,364,256

Goodwill is tested for impairment at the end of each year or whenever there is any indication of impairment. Over the twelve-month period ended December 31, 2019, there was no evidence of impairment that would have led to the need to update the test performed in 2018 before its regular performance.

In the goodwill impairment test, discount rates and perpetuity growth are the most sensitive assumptions for calculating the present value (value in use) of discounted future cash flows. With a variation of +0.25% or -0.25% in these rates, the value of future cash flows discounted to present value continues to indicate the absence of impairment. Right-of-use of Assets